Exhibit 99.1

Skillsoft Names Richard Walker as Next Chief Financial Officer

Streamlines Executive Team, with Richard Walker Continuing to Oversee

Corporate Strategy and Development

Gary Ferrera to Remain with Skillsoft Through Year-End to Ensure a Smooth Transition

Reaffirms Full Year Fiscal 2023 Outlook

BOSTON – October 11, 2022 – Skillsoft Corp. (NYSE: SKIL) (“Skillsoft” or the “Company”), a platform for transformative learning experiences, today announced that it has appointed Richard Walker, Skillsoft’s current Chief Corporate Strategy and Development Officer, as Chief Financial Officer, effective October 28, 2022. Gary Ferrera, Skillsoft’s current CFO, is stepping down to pursue personal interests and will remain with the Company through December 2022 to ensure a smooth transition. Following the transition, Mr. Walker will maintain his corporate strategy and development responsibilities, thereby streamlining the Company’s executive leadership team and creating a more focused organizational structure.

Mr. Walker brings extensive strategic and financial leadership experience to the CFO role, having previously served as Chief Financial Officer of IHS, a leading information services and analytics provider (subsequently IHS Markit and acquired by S&P Global in 2022), and more recently as Chief Financial Officer of ServiceSource, a global market leader in B2B digital sales. Since joining Skillsoft in 2021, he led the SumTotal business as its president until its sale to Cornerstone in August 2022.

“Rich has been a strategic business partner in returning Skillsoft to public markets, repositioning our product portfolio for long-term growth and leading our divestiture of SumTotal,” said Jeffrey Tarr, Chief Executive Officer of Skillsoft. “Rich not only has significant financial leadership experience as a two-time public company CFO, but he also has deep insight into Skillsoft’s strategic priorities and operations. As we move forward focused on preparing the workforce of today with the skills of tomorrow, I am confident that a streamlined executive leadership team will enable us to more efficiently drive profitable growth and create value for our shareholders, customers, team members and other stakeholders.”

Mr. Walker said, “I am excited to be named Skillsoft’s next CFO and look forward to continuing to work closely with Jeff in my new role as we deliver transformative learning experiences to customers. With a strong balance sheet and cash flow, world-class content, platform and go-to-market organization and exceptional leadership team, Skillsoft is well-positioned to continue driving subscription revenue growth, enhance profitability and execute on our long-term strategy.”

Mr. Ferrera said, “I have every confidence that the strong finance function we have built will be in excellent hands with Rich. I look forward to pursuing personal interests and spending more time with my family before embarking on my next chapter and, along the way, I’ll be cheering on Skillsoft’s every success.”

Mr. Tarr added, “Gary has been instrumental in building a strong finance organization. I am grateful for his significant contributions and wish him all the best in his future endeavors.”

Skillsoft also today reaffirmed its full year fiscal 2023 outlook, originally provided on September 7, 2022 and noted that its CFO transition is unrelated to the Company’s financial results, operational performance, financial reporting or accounting practices.

About Richard Walker

Rich joined Skillsoft as Chief Corporate Strategy and Development Officer and President, SumTotal in 2021, bringing extensive strategic, financial, operational and merger and acquisition experience.

Rich served as Chief Financial Officer of ServiceSource from 2018 through 2020, and as a member of its Board of Directors from 2017 until its sale to Concentrix in June 2022. Among other roles, he previously held executive leadership positions of increasing responsibility at IHS (subsequently IHS Markit and acquired by S&P Global in 2022), including as Executive Vice President, Chief Financial Officer and Chief Strategy Officer, where he built the corporate strategy and development function. Rich also founded The Bison Group in 2016, a private partnership that collaborates with private equity firms investing in the information services industry.

Rich holds an MBA from the University of Denver and a Bachelor of Science in Business from the University of Colorado, magna cum laude.

About Skillsoft

Skillsoft (NYSE: SKIL) delivers transformative learning experiences that propel organizations and people to grow together. The Company partners with enterprise organizations and serves a global community of learners to prepare today’s employees for tomorrow’s economy. With Skillsoft, customers gain access to blended, multimodal learning experiences that do more than build skills, they grow a more capable, adaptive, and engaged workforce. Through a portfolio of best-in-class content, a platform that is personalized and connected to customer needs, world-class tech and a broad ecosystem of partners, Skillsoft drives continuous growth and performance for employees and their organizations by overcoming critical skill gaps and unlocking human potential. Learn more at www.skillsoft.com.

Forward-Looking Statements

This document includes statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created by those laws. All statements, other than statements of historical facts, that address activities, events or developments that we expect or anticipate may occur in the future, including such things as our outlook (including bookings, adjusted revenue, and adjusted EBITDA), our product development and planning, our pipeline, future capital expenditures, share repurchases, financial results, the impact of regulatory changes, existing and evolving business strategies and acquisitions and dispositions, demand for our services and competitive strengths, goals, the benefits of new initiatives, growth of our business and operations, and our ability to successfully implement our plans, strategies, objectives, expectations and intentions are forward-looking statements. Also, when we use words such as “may,” “will,” “would,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “forecast,” “seek,” “outlook,” “target,” “goal,” “probably,” or similar expressions, we are making forward-looking statements. Such statements are based upon the current beliefs and expectations of Skillsoft’s management and are subject to significant risks and uncertainties. All forward-looking disclosure is speculative by its nature.

There are important risks, uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained in this document, including:

•	our ability to realize the benefits expected from the business combination between Skillsoft, Churchill Capital Corp. II, and Global Knowledge, and other recent transactions, including our acquisitions of Pluma and Codecademy, and disposition of SumTotal;
•	the impact of U.S. and worldwide economic trends, financial market conditions, geopolitical events, natural disasters, climate change, public health crises, the ongoing COVID-19 pandemic (including any variant), political crises, or other catastrophic events on our business, liquidity, financial condition and results of operations;
•	our ability to attract and retain key employees and qualified technical and sales personnel;
•	our reliance on third parties to provide us with learning content, subject matter expertise, and content productions and the impact on our business if our relationships with these third parties are terminated;
•	fluctuations in our future operating results;
•	our ability to successfully identify, consummate, and achieve strategic objectives in connection with our acquisition opportunities and realize the benefits expected from the acquisition;
•	the demand for, and acceptance of, our products and for cloud-based technology learning solutions in general;

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•	our ability to compete successfully in competitive markets and changes in the competitive environment in our industry and the markets in which we operate;
•	our ability to market existing products and develop new products;
•	a failure of our information technology infrastructure or any significant breach of security, including in relation to the migration of our key platforms from our systems to cloud storage;
•	future regulatory, judicial, and legislative changes in our industry;
•	our ability to comply with laws and regulations applicable to our business, including shifting global privacy, data protection, and cyber and information security laws and regulations, as well as state privacy and data protection laws, such as those in California, Colorado, and Virginia;
•	a failure to achieve and maintain effective internal control over financial reporting;
•	fluctuations in foreign currency exchange rates;
•	our ability to protect or obtain intellectual property rights;
•	our ability to raise additional capital;
•	the impact of our indebtedness on our financial position and operating flexibility;
•	our ability to meet future liquidity requirements and comply with restrictive covenants related to long-term indebtedness;
•	our ability to implement our share repurchase program successfully;
•	our ability to successfully defend ourselves in legal proceedings; and
•	our ability to continue to meet applicable listing standards.

The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results. For more information, please see the risk factors included in our Form 10-K filed with the SEC for the fiscal year ended January 31, 2022.

Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. Given the significant uncertainties inherent in the forward-looking statements included in this document, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved. Annualized, pro forma, projected, and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Additionally, statements as to market share, industry data, and our market position are based on the most currently available data available to us and our estimates regarding market position or other industry data included in this document or otherwise discussed by us involve risks and uncertainties and are subject to change based on various factors, including as set forth above.

Our forward-looking statements speak only as of the date made and we do not undertake to update these forward-looking statements unless required by applicable law. With regard to these risks, uncertainties, and assumptions, the forward-looking events discussed in this document may not occur, and we caution you against unduly relying on these forward-looking statements.

Contacts

Investors

Eric Boyer

eric.boyer@skillsoft.com

Media

Nancy Coleman

Senior Vice President, Corporate Communications

nancy.coleman@skillsoft.com